UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: December 1, 2016

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On December 1, 2016, Scott Mendes, OurPet’s Company’s (the “Company”) Chief Financial Officer and Treasurer and Dean Tsengas, the Company’s Chief Operating Officer, presented at the Better Investing Virtual Investor Conference via a 30 minute webinar, including participation in a Q&A period after the presentation. BetterInvesting is the brand identity of the National Association of Investors Corporation and is one of the largest nonprofit organizations in the United Stated dedicated to investor education. A link to the presentation, along with presentation materials, is posted on the Company’s website ourpets.com under Presentations in the Investor tab http://www.ourpets.com/upkeep/presentations/ or by clicking on the following link:

http://ourpets.com/ourpets/wp-content/uploads/2016/12/Better-Investing-Virtual-Investor-Conference-V4-December-1-2016.pdf

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Scott R. Mendes
Name:	Scott R. Mendes
Title:	Chief Financial Officer and Treasurer

Dated: December 6, 2016